SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION


Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                 GLOBALINK, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4)and 0-11.

         (1) Title of each class of securities to which transaction applies:




         (2) Aggregate number of securities to which transaction applies:




         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: [ ]

         (4) Proposed maximum aggregate value of transaction:




         (5) Total fee paid:




[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as  provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount Previously Paid:




         (2) Form, Schedule or Registration Statement No.:  File No. 1-13046




         (3) Filing Party:




         (4) Date Filed:

                                 GLOBALINK, INC.







                                     [LOGO]


                                    GLOBALINK
                             THE TRANSLATION COMPANY




                                 NOTICE OF 1998
                                ANNUAL MEETING OF
                                STOCKHOLDERS AND
                                 PROXY STATEMENT

                                  ------------









                             YOUR VOTE IS IMPORTANT!

             PLEASE PROMPTLY MARK, DATE, SIGN, AND RETURN YOUR PROXY
                            IN THE ENCLOSED ENVELOPE.

April 30, 1998






Dear Stockholder:

On behalf of the Board of Directors, it is my pleasure to invite you to attend the Annual Meeting of Stockholders of Globalink, Inc., on June 19, 1998, at
10:00 a.m., at 9302 Lee Highway, First Floor, Fairfax, Virginia 22031. Information about the meeting is presented on the following pages.

In addition to the formal items of business to be brought before the meeting, members of management will report on the Company's operations and answer stockholder questions.

Your vote is very important. Please ensure that your shares will be represented at the meeting by completing, signing, and returning your proxy card in the envelope provided, even if you plan to attend the meeting. Sending us your proxy will not prevent you from voting in person at the meeting should you wish to do so.

Sincerely,



Harry E. Hagerty, Jr.
Chairman of the Board

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  TO BE HELD ON
                                  JUNE 19, 1998



The annual meeting of the stockholders of Globalink, Inc. (the "Company") will be held at 9302 Lee Highway, First Floor, Fairfax, Virginia 22031 at 10:00 a.m. or the following purposes:

1.       To elect the Directors of the Company to serve for the ensuing year.

2. To approve the appointment of Grant Thornton LLP, as independent accountants, to audit the books and accounts of the Company for 1998.

3.       To approve the Company's 1997 Employee Stock Option Plan.

4. To transact such other and further business as may properly come before the meeting.

The Board of Directors has fixed the close of business on April 30, 1998, as the record date for the determination of stockholders entitled to notice of and to vote at the meeting.

By Order of The Board of Directors,



Harry E. Hagerty, Jr.
Chairman of the Board

                                 PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Globalink, Inc. (The "Company") for use at the annual meeting of stockholders of the Company to be held at the time and place and for the purposes set forth in the foregoing Notice of Annual Meeting of Stockholders. The address of the Company's principal executive office is 9302 Lee Highway, 12th Floor, Fairfax, Virginia 22031. This proxy statement and the form of proxy are being mailed to stockholders on or about May 11, 1998.

                    REVOCABILITY OF PROXY AND VOTING OF PROXY

A proxy given by a stockholder may be revoked at any time before it is exercised by giving another proxy bearing a later date, by notifying the Secretary of the Company in writing of such revocation at any time before the proxy is exercised, or by attending the meeting in person and casting a ballot. Any proxy returned to the Company will be voted in accordance with the instructions indicated thereon. If no instructions are indicated on the proxy, the proxy will be voted for the election of the nominees for Directors named herein in Item 1 and in favor of Item 2 in the Notice of Annual Meeting. The Company knows of no reason why any of the nominees named herein would be unable to serve. In the event, however, that any nominee named should, prior to the election, become unable to serve as a Director, the proxy will be voted in accordance with the best judgment of the Proxy Committee named therein. The Board of Directors know of no matters, other than as described herein, that are to be presented at the meeting, but if matters other than those herein mentioned properly come before the meeting, the proxy will be voted by that Committee in a manner that the members of the Committee (in their judgment) consider to be in the best interests of the Company.

                          RECORD DATE AND VOTING RIGHTS

Only stockholders of record at the close of business on April 30, 1998, are entitled to vote at the meeting. On April 23, 1998, the Company had outstanding and entitled to vote 9,173,749 shares of common stock. Each stockholder entitled to vote shall have one vote for each share of common stock registered in such stockholder's name on the books of the Company as of the record date.

                              ELECTION OF DIRECTORS
                             (ITEM 1 ON PROXY CARD)

The following  persons have been nominated for election as Directors of the
Company:

        Name                             Age              Director Since
---------------------                    ---              --------------
Harry E. Hagerty, Jr.                     57                   1990
William E. Kimberly                       65                   1990
John F. McCarthy, III                     52                   1993
Thomas W. Patterson                       38                   1997
Ronald W. Johnston                        51                   1997
David H. Biggs                            52                   1998



All Directors hold office until the annual meeting of stockholders of the Company and until their successors have been elected and qualified. Information about each nominee for Director is given below.

Harry E. Hagerty, Jr., a Director of Globalink since January 1990, is President of Hagerty & Associates, a company that invests in and consults with start-up and early-stage businesses. Mr. Hagerty participated in the initial funding of the Discovery Channel and was a founder of Digital Switch Corporation (now "DSC Communications, Inc."). Until recently he served on the Board of Directors of CCAIR, Inc., a regional airline based in Charlotte, N.C. Mr. Hagerty currently serves as Chairman of the Board of Directors of Systems Impact Corporation.

William E. Kimberly, a Director of the Company since 1990, is Chairman of NAZTEC International Group, Inc., a McLean, VA based investment banking firm. Prior to this, Mr. Kimberly worked for Kimberly-Clark Corporation from 1959 to 1983, where he held various management positions including Marketing Director, CEO of a major subsidiary and Senior Vice President. Mr. Kimberly has held Board of Director positions at Pabst Brewing, Co., Blue Cross and Blue Shield of Wisconsin and First National Bank of Neenah, Wisconsin. He is currently director of several emerging companies.

John F. McCarthy, III, a Director of Globalink since 1993, was Vice President and General Counsel for Computone Corporation, which was engaged in the development of computer peripheral products. Prior to joining Computone, Mr. McCarthy was the managing partner of the Washington, DC, offices of the law firm of Burnham, Connolly, Osterle and Henry. Mr. McCarthy joined Globalink in August 1995 as Chief Legal Counsel and is responsible for resolving all international and domestic legal issues for the Company.

Mr. Thomas W. Patterson was appointed as a Director of Globalink in March 1997 and has over fifteen years of combined experience in information security and electronic commerce. He has advised the White House, U.S. Congress, NII Committee, Departments of Defense, Treasury, Energy and Commerce, and scores of large businesses and organizations around the world. Formerly the Information Security Director for MicroElectronics and Computer Technology

Corp. ("MCC") and the Chief Strategist for Electronic Commerce for IBM Corporation, Mr. Patterson is a leader in driving industry toward reasonable use of the Internet.

Mr. Ronald W. Johnston was appointed as a Director of Globalink in October 1997 and brings over 25 years of executive experience with an emphasis on operations, administration and finance to Globalink. He has first-hand knowledge of foreign and domestic markets and an extensive background in overseas business, due in part to 11 years in senior management positions at Whittaker Corporation. Mr. Johnston joined Globalink in April 1995 as Chief Operating Officer and was promoted to President in October 1997.

Mr. David H. Biggs was appointed as a director of Globalink in January 1998 has extensive experience and expertise in the business arena. He formerly served as Vice President of Operations and Product Development at Bently Nevada Corporation where he managed operations for a number of domestic and international sites and implemented an MRP II system that is today the basis of Bently Nevada's competitive edge. He was also responsible for the MAP (Market Aimed Products) development methodology at Bently Nevada and is the author of a popular book on the same subject called Market Aimed Products. He is currently Vice President at R. D. Garwood, Inc.

Executive Compensation

The following table sets forth as of the year ended December 31, 1997, the cash compensation paid to Harry E. Hagerty, Jr., who has served as Chief Executive Officer since September 1994; Ronald W. Johnston, who has served as Chief Operating Officer since March 1995 and President since October 1997; John F. McCarthy, III, who has served as Vice President and General Counsel since August 1995; Philippe J. Kuperman, who has served as Executive Vice President of Sales & Marketing since January 1997; Mark A. Paiewonsky, who has served as Chief Financial & Accounting Officer since January 1997 and all Executive Officers as a group.

                                                                 Other Annual
         Name               Year       Salary        Bonus       Compensation
----------------------     ------     --------     ---------     ------------
Harry E. Hagerty, Jr.       1997       200,894
                            1996       152,106
                            1995        96,000
Ronald W. Johnston          1997       155,397       55,000
                            1996       126,449       33,000
                            1995        91,554
John F. McCarthy, III       1997       151,146       99,417(1)
                            1996       112,964
                            1995        40,007
Philippe J. Kuperman        1997       214,772(2)
Mark A. Paiewonsky          1997       104,952        5,000
All executive officers      1997       986,578(2)   159,417
as a group (5, 8 and 7      1996       877,152(3)    33,000
persons, respectively)      1995       463,959
----------------------
(1) Includes special one-time bonus of $55,000 for additional efforts associated with raising financial capital for the Company.
(2) Includes $79,091 in sales commissions.
(3) Includes $79,161 in sales commissions.

Employment Agreements

The Company has entered into employment agreements with each of Harry E. Hagerty, Jr., effective as of June 1, 1996, Ronald W. Johnston effective as of March 24, 1995, and John F. McCarthy, III, effective as of August 18, 1995, providing for base annual compensation of $200,000, $130,000 and $115,000 per annum, respectively, plus certain incentive compensation. The agreements are each for a three-year period from their respective effective dates, and will renew automatically for succeeding consecutive periods of one year each unless sooner terminated by either party at the end of the original term or any renewal term. In the event the Company terminates without cause the employment of any of these employees (except by causing non-renewal of such employment agreement), such employee shall receive a severance payment equal to one year's base salary plus accrued benefits and incentive compensation; the employment agreements also contain a provision in which the employee would receive three times one year's base salary plus the value of his other employment benefits, in the event of a hostile takeover.


                        OPTION GRANTS IN LAST FISCAL YEAR

                          Number of Securities     % of Total Options       Exercise Or
                           Underlying Options      Granted to Employees     Base Price      Expiration
         Name                  Granted                in Fiscal Year          ($/Sh)           Date
---------------------     --------------------     --------------------     -----------     ----------
Harry E. Hagerty, Jr.           10,000                     1.1%               3.4400        10/13/2005
Harry E. Hagerty, Jr.          175,000                    19.3%               3.4400        10/13/2005
Harry E. Hagerty, Jr.          175,000                    19.3%               4.2500        10/13/2005
Ronald W. Johnston             100,000                    11.0%               3.4400        10/13/2005
John F. McCarthy, III           10,000                     1.1%               3.4400        10/13/2005
John F. McCarthy, III          100,000                    11.0%               3.4400        10/13/2005
Philippe J. Kuperman            50,000                     5.5%               3.4400        10/13/2005
Mark A. Paiewonsky              30,000                     3.3%               3.4400        10/13/2005



                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

                                                          Number of Securities                 Value of
                                                         Underlying Unexercised              Unexercised
                            Shares                            Options At                 In-the-Money Options
                           Acquired        Value            Fiscal Year-End             at Fiscal Year-End (1)
        Name              on Exercise     Realized     Exercisable  Unexercisable     Exercisable  Unexercisable
---------------------     -----------     --------     -----------  -------------     -----------  -------------
Harry E. Hagerty, Jr.                                    245,000       255,000
Ronald W. Johnston                                       116,666        83,334
John F. McCarthy, III                                    113,334        66,666
Philippe J. Kuperman                                      41,667        58,333
Mark A. Paiewonsky                                        31,666        18,334

---------------------
(1) The fair market value of the Company's common stock on December 31, 1996, minus the exercise price.

SECURITIES AND PRINCIPAL HOLDERS THEREOF

As of April 23, 1998, the only people known by Globalink to be the beneficial owner of more than 5% of the outstanding voting securities of Globalink are:

                                                   Amount and
                     Name and Address of           Nature of          Percentage
Title of Class        Beneficial Owner        Beneficial Ownership     of Class
--------------     ----------------------     --------------------    ----------
Common....         Ronald I. Heller                 856,364(1)            9.3%
                   525 Washington Blvd
                   34th Floor
                   Jersey City, NJ  07310

Common....         David S. Nagelberg               856,364(1)            9.3%
                   525 Washington Blvd
                   34th Floor
                   Jersey City, NJ  07310
--------------
(1) Assumes the exercise of warrants and unit purchase options to purchase 236,364 shares of common stock.


Set forth below is the security ownership of Officers and Directors, as of April 23, 1998.

                                                 Amount and
                         Name of                  Nature of           Percentage
Title of Class       Beneficial Owner        Beneficial Ownership      of Class
--------------     ---------------------     --------------------     ----------
Common....         Harry E. Hagerty, Jr.          385,150(1)              4.2%
Common....         William E. Kimberly            216,400(2)              2.4%
Common....         Ronald W. Johnston             116,666(3)              1.3%
Common....         John F. McCarthy, III          113,334(4)              1.2%
Common....         Thomas W. Patterson             30,650(5)               *
Common....         David H. Biggs                  16,000(6)               *
Common....         Philippe J. Kuperman            41,667(7)               *
Common....         Mark A. Paiewonsky              31,666(8)               *
Common....         All Officers and
                   Directors as a Group
                   (8 persons)                    951,533                10.4%
--------------
*   Represents less than 1%.
(1)  Assumes the exercise of options to purchase 245,000 shares of common stock.
(2)  Assumes the exercise of options to purchase 50,000 shares of common stock.
(3)  Assumes the exercise of options to purchase 116,666 shares of common stock.
(4)  Assumes the exercise of options to purchase 113,334 shares of common stock.
(5)  Assumes the exercise of options to purchase 30,000 shares of common stock.
(6)  Assumes the exercise of options to purchase 10,000 shares of common stock.
(7)  Assumes the exercise of options to purchase 41,667 shares of common stock.
(8)  Assumes the exercise of options to purchase 31,666 shares of common stock.

                       APPROVAL OF INDEPENDENT ACCOUNTANTS
                             (ITEM 2 ON PROXY CARD)

Action will be taken with respect to the approval of independent accountants for the Company for the year 1998. The Board of Directors has, subject to such approval, selected Grant Thornton LLP. Grant Thornton LLP also conducted the audits of the Company's records for the years ended December 31, 1992, 1993, 1994, 1995, 1996 and 1997.

A representative of Grant Thornton LLP will be present at the meeting. Such representative will have an opportunity to make a statement, if he so desires, and will be available to respond to appropriate questions by stockholders.

The Board of Directors recommends a vote FOR the proposal to approve the appointment of Grant Thornton LLP.


                   APPROVAL OF 1997 EMPLOYEE STOCK OPTION PLAN
                             (ITEM 3 ON PROXY CARD)


General

The Board of Directors has approved and is proposing for stockholder approval the 1997 Employee Stock Option Plan (the "1997 Plan"). The purpose of the 1997 Plan is to enable eligible employees of the Corporation or any of its subsidiaries and other individuals whose participation in the 1997 Plan is determined to be in the best interests of the Corporation by the Compensation Committee, to purchase shares of the Corporation's Common Stock and thus to encourage stock ownership by employees and officers of the Corporation and other individuals and to encourage the continued provision of services by employees, officers and other individuals.

The affirmative vote of a majority of the shares present, in person or by proxy, and entitled to vote at the Annual Meeting is required to approve the 1997 Plan. Abstentions and broker non-votes will be treated as shares that are present and entitled to vote on each matter, but will not count as votes in favor of such matter. Accordingly, an abstention from voting or a broker non-vote with respect to the approval of the 1997 Plan would have the same legal effect as a vote "against" approval. Unless otherwise indicated, properly executed proxies will be voted in favor of Proposal 3 to approve the 1997 Plan.

The Federal income tax consequences of the 1997 Plan are discussed below. See "Federal Income Tax Consequences of the Stock Option Plan."

Federal Income Tax Consequences of the Stock Option Plan

The grant of an option is not a taxable event for the optionee or the Corporation. With respect to "incentive stock options," an optionee will not recognize taxable income upon grant or exercise of an incentive option, and any gain realized upon a disposition of shares received pursuant to the exercise of an incentive option will be taxed as long-term capital gain if the optionee holds the shares for at least two years after the date of grant and for one year after the date of exercise. However, the excess of the fair market value of the shares subject to an incentive option on the exercise date over the option exercise price will be included in the optionee's alternative minimum taxable income in the year of exercise (except that, if the optionee is subject to certain securities law restrictions, the determination of the amount included in alternative minimum taxable income may be delayed, unless the optionee elects within 30 days following exercise to have income determined without regard to such restrictions) for purposes of the alternative minimum tax. This excess increases the optionee's basis in the shares for purposes of the alternative minimum tax but not for purposes of the regular income tax. An optionee may be entitled to a credit against regular tax liability in future years for minimum taxes paid with respect to the exercise of incentive options (e.g., for a year in which the shares are sold at a gain). The Corporation and its subsidiaries will not be entitled to any business expense deduction with respect to the grant or exercise of an incentive option, except as discussed below.

For the exercise of an incentive option to qualify for the foregoing tax treatment, the optionee generally must be an employee of the Corporation or a subsidiary from the date the option is granted through a date within three months before the date of exercise. In the case of an optionee who is disabled, this three-month period is extended to one year. In the case of an employee who dies, the three-month period and the holding period for shares received pursuant to the exercise of the option are waived.

If all of the requirements for incentive option treatment are met except for the special holding period rules set forth above, the optionee will recognize the ordinary income upon the disposition of the shares in an amount equal to the excess of the fair market value of the shares at the time the option was exercised over the option exercise price. However, if the optionee was subject to certain restrictions under the securities laws at the time the option was exercised, the measurement date may be delayed, unless the optionee has made a special tax election within 30 days after the date of exercise to have taxable income determined without regard to such restrictions. The balance of the realized gain, if any, will be long- or short-term capital gain, depending upon whether or not the shares were sold more than one year after the option was exercised. If the optionee sells the shares prior to the satisfaction of the holding period rules but at a price below the fair market value of the shares at the time the option was exercised (or other applicable measurement date), the amount of ordinary income (and the amount included in alternative minimum taxable income, if the sale occurs during the same year as the option was exercised) will be limited to the excess of the amount realized on the sale over the option exercise price. If the Corporation complies with applicable reporting (if any) and other requirements, it will be allowed a business expense deduction to the extent the optionee recognizes ordinary income.

If, pursuant to an option agreement, an optionee exercises an incentive option by tendering shares of Common Stock with a fair market value equal to part or all of the option exercise price, the exchange of shares will be treated as a nontaxable exchange (except that this treatment would not apply if the optionee had acquired the shares being transferred pursuant to the exercise of an incentive option and had not satisfied the special holding period requirements summarized above). If the exercise is treated as a tax free exchange, the optionee would have no taxable income from the exchange and exercise (other than minimum taxable income as discussed above) and the tax basis of the shares exchanged would be treated as the substituted basis for the shares received. These rules would not apply if the optionee used shares received pursuant to the exercise of an incentive option (or another statutory option) as to which the optionee had not satisfied the applicable holding period requirement. In that case, the exchange would be treated as a taxable disqualifying disposition of the exchanged shares, with the result that the excess of the fair market value of the shares tendered over the optionee's basis in the shares would be taxable.

Upon exercising a non-qualifying (i.e. non-incentive) option, an optionee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the Common Stock on the date of exercise (except that, if the optionee is subject to certain restrictions imposed by the securities laws, the measurement date may be delayed, unless the optionee makes a special tax election within 30 days after exercise to have income determined without regard to the restrictions). If the Corporation complies with applicable reporting requirements, it will be entitled to a business expense deduction in the same amount. Upon a subsequent sale or exchange of shares acquired pursuant to the exercise of a non-incentive option, the optionee will have taxable gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the shares (generally, the amount paid for the shares plus the amount treated as ordinary income at the time the option was exercised).

If, pursuant to an option agreement, the optionee surrenders shares of Common Stock in payment of part or all of the exercise price for non-qualifying options, no gain or loss will be recognized with respect to the shares surrendered (regardless of whether the shares were acquired pursuant to the exercise of an incentive option) and the optionee will be treated as receiving an equivalent number of shares pursuant to the exercise of the option in a nontaxable exchange. The basis of the shares surrendered will be treated as the substituted tax basis for an equivalent number of option shares received and the new shares will be treated as having been held for the same holding period as had expired with respect to the transferred shares. However; the fair market value of any shares received in excess of the number of shares surrendered (i.e., the difference between the aggregate option exercise price and the aggregate fair market value of the shares received pursuant to the exercise of the option) will be taxed as ordinary income. Under current federal income tax law, for 1993 and subsequent years, the highest tax rate on ordinary income is 39.6% and long-term capital gains are subject to a maximum tax rate of 28% (20% if the asset has been held for a minimum of 18 months). Gain on a sale of stock acquired as a consequence of the exercise of an option should qualify as long-term if the stock has been held for more than one year (after exercise). Because of certain provisions in the law relating to the "phase out" of personal exemptions and certain limitations on itemized deductions, the federal income tax consequences to a particular taxpayer of receiving additional amounts of ordinary income or capital gain may be greater than would be indicated by application of the foregoing tax rates to the additional amount of income or gain.

Adoption of the 1997 Employee Stock Option Plan (Proposal 3)

The Board of Directors has voted, subject to stockholder approval at the Annual Meeting, to adopt the 1997 Plan and to reserve 750,000 shares of Common Stock reserved for issuance under the 1997 Plan. The number of shares reserved for issuance is subject to adjustment upon the occurrence of certain events as described below. See "Description of the Plan."

The following summary of the 1997 Plan does not purport to be complete, and is subject to and qualified in its entirety by reference to the complete text of the 1997 Plan, which is attached hereto as Appendix A and is incorporated herein by reference.

The Board of Directors recommends a vote FOR Proposal 3.

Description of the Plan

The 1997 Plan provides for the grant of options that are intended to qualify as "incentive stock options" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") to full time employees as well as the grant of non-qualifying options to directors and employees of the Corporation and its subsidiaries and other individuals.

The 1997 Plan is administered by Compensation Committee, which consists of three outside directors appointed by the Board of Directors. The Compensation Committee makes all determinations concerning the employees of the Corporation and its subsidiaries and other individuals to whom incentive and non-qualifying options will be granted.

The option exercise price for incentive stock options granted under the 1997 Plan may not be less than 100% of the fair market value of the Common Stock on the date of grant of the option (or 110% in the case of an incentive stock option granted to an optionee beneficially owning more than 10% of the outstanding Common Stock). The option exercise price for non-incentive stock options granted under the 1997 Plan is set by the Compensation Committee but shall not be less than 50% of fair market value of Common Stock on the date of grant. The maximum option term is 10 years (or five years in the case of an incentive stock option granted to an optionee beneficially owning more than 10% of the outstanding Common Stock). Options may be exercised at any time after grant, except as otherwise provided in the particular option agreement. To the extent not otherwise exercisable, Options become exercisable on and after a Change in Control, as defined in the Plan. Options covering no more than 500,000 shares may be granted to any officer or other individual during the term of the Plan. There is also a $100,000 limit on the value of stock (determined at the time of grant) covered by incentive stock options that first become exercisable by an optionee in any calendar year. No option may be granted more than 10 years after the effective date of this Plan. Subject to the terms of the applicable option agreement, non-qualifying stock options are transferable to immediate family members of the optionee to whom an option has been granted, a trust for the benefit of immediate family members of the optionee or a partnership, all of the interests in which are owned by immediate family members of the optionee.

Payment for shares purchased under the 1997 Plan may be made either in cash or, if permitted by the particular option agreement, by exchanging shares of Common Stock of the Corporation which, if acquired from the Corporation have been held for at least six months, with a fair market value equal to the total option exercise price or cash for any difference. Options may, if permitted by the particular option agreement, be exercised by directing that certificates for the shares purchased be delivered to a licensed broker as agent for the optionee, provided that the broker tenders to the Corporation cash or cash equivalents equal to the option exercise price plus the amount of any taxes that the Corporation may be required to withhold in connection with the exercise of the option.

If an employee's or other individual's service with the Corporation or its subsidiaries terminates by reason of death, or an employee's service with the Corporation terminates by reason of permanent and total disability, his or her options, to the extent then exercisable, may be exercised within one year after such death or disability unless a later date is otherwise provided in the particular option agreement (but not later than the date the option would otherwise expire). If an employee's service terminates for any reason other than death or disability, options held by such optionee generally terminate three months after the date of such termination unless otherwise provided in the particular option agreement (but not later than the date the option would otherwise expire).

If the outstanding shares of Common Stock are increased or decreased or changed into or exchanged for a different number or kind of shares or securities of the Corporation, by reason of merger, consolidation, reorganization, recapitalization, reclassification, stock split-up, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares without receipt of consideration by the Corporation, an appropriate and proportionate adjustment will be made in the number and kinds of shares subject to the 1997 Plan, and in the number, kinds, and per share exercise price of shares subject to the unexercised portion of options granted prior to any such change. Any such adjustment in an outstanding option, however, will be made without a change in the total price applicable to the unexercised portion of the option but with a corresponding adjustment in the per share option price.

Upon any dissolution or liquidation of the Corporation, or upon a reorganization, merger or consolidation in which the Corporation is not the surviving corporation, or upon the sale of all or substantially all of the assets of the Corporation to another corporation, or upon any transaction approved by the Board of Directors which results in any person or entity owning 51% or more of the total combined voting power of all classes of stock of the Corporation, the 1997 Plan and the options issued thereunder will terminate, unless provision is made in connection with such transaction for the continuation of this Plan and/or the assumption of the options or for the substitution for such options of new options covering the stock of a successor corporation or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and the per share exercise price. In the event of such termination, all outstanding options will be exercisable in full during such period immediately prior to the occurrence of such termination as the Board of Directors in its discretion will determine.

The Board of Directors may amend the 1997 Plan with respect to shares of the Common Stock as to which options have not been granted.

The Board of Directors at any time may terminate or suspend the 1997 Plan. Unless previously terminated, this Plan will terminate automatically on October 13, 2007, the tenth anniversary of the date of adoption of this Plan by the Board of Directors. No termination, suspension or amendment of this Plan may, without the consent of the optionee to whom an option has been granted, adversely affect the rights of the holder of the option. The Federal income tax consequences of the 1997 Plan are discussed above. See "Federal Income Tax Consequences of the Stock Option Plan."


                   ADDITIONAL INFORMATION CONCERNING THE BOARD
                           OF DIRECTORS OF THE COMPANY

Regular meetings of the Board of Directors of the Company are normally held quarterly. During 1997 the Board of Directors held 4 meetings. One Director attended only two of the meetings prior to his resignation. Two Directors attended three of the meetings. The remaining three Directors attended all of the total number of meetings of the Board of Directors. In addition to regularly scheduled meetings, a number of Directors were involved in numerous informal meetings with management, offering valuable advice and suggestions on a broad range of corporate matters. The members of the Compensation Committee are William E. Kimberly, Harry E. Hagerty, Jr., and John F. McCarthy, III. The
Compensation Committee held 3 meetings during 1997. Directors are not compensated for attending Board meetings.


Audit Committee

The members of the Audit Committee are John F. McCarthy, III, William E. Kimberly, and Thomas W. Patterson. The Audit Committee met formally two times during 1997 and two or more members of the Audit Committee met informally on several occasions. The functions of the Audit Committee are to recommend to the Board of Directors the selection, retention or termination of the Company's independent accountants; determine through consultation with management the appropriateness of the scope of the various professional services provided by the independent accountants, and consider the possible effect of the performance of such services on the independence of the accountants; review the arrangements and the proposed overall scope of the annual audit with management and the independent accountants; discuss matters of concern to the Audit Committee with the independent accountants and management relating to the annual financial statements and results of the audit; obtain from management, the independent accountants and the Chief Financial Officer their separate opinions as to the adequacy of the Company's system of internal accounting control; review with management and the independent accountants the recommendations made by the accountants with respect to changes in accounting procedures and internal accounting control; and hold regularly scheduled meetings, separately and jointly, with representatives of management, the independent accountants, and the Chief Financial Officer to make inquiries into and discuss their activities.

                         STOCKHOLDER PROPOSALS FOR 1998

Proposals of security holders intended to be presented at the Company's 1999 Annual Meeting of Stockholders must be received by the Company by not later than February 1, 1999.


                                  OTHER MATTERS

The cost of soliciting proxies will be borne by the Company and will consist primarily of printing, postage and handling, including the expenses of brokerage houses, custodians, nominees, and fiduciaries in forwarding documents to beneficial owners. Solicitation also may be made by the Company's officers, Directors, or employees, personally or by telephone.










Fairfax, Virginia

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

                                                                     Appendix A




















                                 GLOBALINK, INC.

                         1997 EMPLOYEE STOCK OPTION PLAN

                                TABLE OF CONTENTS


                                                                        Page


1. PURPOSE..............................................................  1

2. DEFINITIONS..........................................................  3

3. ADMINISTRATION.......................................................  3
     3.1. Board.........................................................  3
     3.2. Committee.....................................................  3
     3.3. No Liability..................................................  4

4. STOCK................................................................  4

5. ELIGIBILITY..........................................................  4

6. EFFECTIVE DATE AND TERM..............................................  4
     6.1. Effective Date................................................  4
     6.2. Term..........................................................  5

7. GRANT OF OPTIONS.....................................................  5

8. LIMITATION ON INCENTIVE STOCK OPTIONS................................  5

9. OPTION AGREEMENTS....................................................  5

10. OPTION PRICE........................................................  5

11. TERM AND EXERCISE OF OPTIONS........................................  6
     11.1. Term.........................................................  6
     11.2. Option Period and Limitations on Exercise....................  6
     11.3. Change in Control............................................  7
     11.4. Method of Exercise...........................................  8

12. TRANSFERABILITY OF OPTIONS..........................................  9
     12.1. Transferability of Options...................................  9
     12.2. Family Transfers.............................................  9

13. TERMINATION OF SERVICE RELATIONSHIP.................................  9

14. RIGHTS IN THE EVENT OF DEATH OR DISABILITY.......................... 10
     14.1. Death........................................................ 10
     14.2. Disability................................................... 10

15. USE OF PROCEEDS..................................................... 11

16. SECURITIES LAWS..................................................... 11

17. EXCHANGE ACT: RULE 16b-3............................................ 12
     17.1. General...................................................... 12
     17.2. Compensation Committee....................................... 12
     17.3. Restriction on Transfer of Stock............................. 12

18. AMENDMENT AND TERMINATION........................................... 12

19. EFFECT OF CHANGES IN CAPITALIZATION................................. 13
     19.1 Changes in Stock.............................................. 13
     19.2. Reorganization With Corporation Surviving.................... 13
     19.3. Other Reorganizations; Sale of Assets or Stock............... 13
     19.4. Adjustments.................................................. 14
     19.5. No Limitations on Corporation................................ 14

20. WITHHOLDING......................................................... 14

21. DISCLAIMER OF RIGHTS................................................ 14

22. NONEXCLUSIVITY...................................................... 15

23. NONCOMPETITION...................................................... 15

24. GOVERNING LAW....................................................... 15

                                 GLOBALINK, INC.
                         1997 EMPLOYEE STOCK OPTION PLAN


                  Globalink, Inc., a Delaware corporation (the "Corporation"), sets forth herein the terms of the 1997 Employee Stock Option Plan (the "Plan") as follows:


1.                PURPOSE

                  The Plan is intended to advance the interests of the Corporation by providing eligible individuals, persons an entities (as designated pursuant to Section 5 hereof) an opportunity to acquire or increase a proprietary interest in the Corporation, which thereby will create a stronger incentive to expend maximum effort for the growth and success of the Corporation and its subsidiaries and will encourage such eligible individuals, persons and entities to continue to service the Corporation. Each stock option granted under the Plan is intended to be an Incentive Stock Option within the meaning of
Section 422 of the Code, except (a) to the extent that any such Option would exceed the limitations set forth in Section 8 hereof and (b) for Options specifically designated at the time of grant as not being Incentive Stock Options.


2.                DEFINITIONS

         For purposes of interpreting the Plan and related documents (including Option Agreements), the following definitions shall apply:

                  2.1 "Affiliate" means Globalink, Inc. and any company or other trade or business that is controlled by or under common control with the Corporation, (determined in accordance with the principles of Section 414(b) and 414(c) of the Code and the regulations thereunder) or is an affiliate of the Corporation within the meaning of Rule 405 of Regulation C under the 1933 Act.

                  2.2 "Board" means the Board of Directors of the Corporation.

                  2.3 "Code" means the Internal Revenue Code of 1986, as now in effect or as hereafter amended.

                  2.4 "Committee" means the Compensation Committee of the Board which must consist of no fewer than two members of the Board and shall be appointed by the Board.

                  2.5 "Corporation" means Globalink, Inc.

                  2.6 "Effective Date" means the date of adoption of the Plan by the Board.

                  2.7 "Employer" means Globalink, Inc. or other Affiliate which employs the designated recipient of an Option.

                  2.8 "Exchange Act" means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

                  2.9 "Fair Market Value" means the value of each share of Stock subject to the Plan determined as follows: if on the Grant Date or other determination date the shares of Stock are listed on an established national or regional stock exchange, are admitted to quotation on the National Association of Securities Dealers Automated Quotation System, or are publicly traded on an established securities market, the Fair Market Value of the shares of Stock shall be the closing price of the shares of Stock on such exchange or in such market (the highest such closing price if there is more than one such exchange or market) on the trading day immediately preceding the Grant Date or such other determination date (or if there is no such reported closing price, the Fair Market Value shall be the mean between the highest bid and lowest asked prices or between the high and low sale prices on such trading day) or, if no sale of the shares of Stock is reported for such trading day, on the next preceding day on which any sale shall have been reported. If the shares of Stock are not listed on such an exchange, quoted on such System or traded on such a market, Fair Market Value shall be determined by the Board in good faith.

                  2.10 "Grant Date" means the later of (i) the date as of which the Committee approves the grant and (ii) the date as of which the Optionee and the Corporation or Affiliate enter the relationship resulting in the Optionee being eligible for grants.

                  2.11 "Immediate Family Members" means the spouse, children and grandchildren of the Optionee.

                  2.12 "Incentive Stock Option" means an "incentive stock option" within the meaning of section 422 of the Code.

                  2.13 "Option" means an option to purchase one or more shares of Stock pursuant to the Plan.

                  2.14 "Option Agreement" means the written agreement evidencing the grant of an Option hereunder.

                  2.15 "Optionee" means a person who holds an Option under the Plan.

                  2.16 "Option Period" means the period during which Options may be exercised as defined in Section 11.

                  2.17 "Option Price" means the purchase price for each share of Stock subject to an Option.

                  2.18 "Plan" means the Globalink, Inc. 1997 Employee Stock Option Plan.

                  2.19 "1933 Act" means the Securities Act of 1933, as now in effect or as hereafter amended.

                  2.20 "Stock" mean the shares of common stock, par value $.01 per share, of the Corporation.

                  2.21 "Subsidiary" means any "subsidiary corporation" of the Corporation within the meaning of Section 425(f) of the Code.


3.                ADMINISTRATION


                  3.1.     Board

                  The Plan shall be administered by the Board which shall have the full power and authority to take all actions and to make all determinations required or provided for under the Plan or any Option granted or Option Agreement entered into hereunder and all such other actions and determinations not inconsistent with the specific terms and provisions of the Plan deemed by the Board to be necessary or appropriate to the administration of the Plan or any Option granted or Option Agreement entered into hereunder. The interpretation and construction by the Board of any provision of the Plan or of any Option granted or Option Agreement entered into hereunder shall be final, binding and conclusive.


                  3.2.     Committee

                  If the Board so delegates, the Plan may be administered by the Committee appointed by the Board, which sha l have the full power and authority to take all actions and to make all determinations required or provided for under the Plan or any Option granted or Option Agreement entered into hereunder and all such other actions and determinations not inconsistent with the specific terms and provisions of the Plan deemed by the Committee to be necessary or appropriate to the administration of the Plan or any Option granted or Option Agreement entered into hereunder. The interpretation and construction by the Committee of any provision of the Plan or of any Option granted or Option Agreement entered into hereunder shall be final and conclusive.

                  3.3.     No Liability

                  No member of the Board or of the Committee shall be liable for any action or determination made, or any failure to take or make an action or determination, in good faith with respect to the Plan or any Option granted or Option Agreement entered into hereunder.


4.                STOCK

                  The stock that may be issued pursuant to Options granted under the Plan shall be Stock, which shares may be treasury shares or authorized but unissued shares. The number of shares of Stock that may be issued pursuant to Options granted under the Plan shall not exceed in the aggregate 750,000 shares of Stock, which number f shares is subject to adjustment as provided in Section 20 hereof. If any Option expires, terminates or is terminated for any reason prior to exercise in full, the shares of Stock that were subject to the unexercised portion of such Option shall be available for future Options granted under the Plan.


5.                ELIGIBILITY

                  Options may be granted under the Plan to (i) any officer or key employee of the Corporation or any Subsidiary (including any such officer or key employee who is also a director of the Corporation or any Subsidiary) or
(ii) any other individual, person or entity whose participation in the Plan is determined to be in the best interests of the Corporation by the Committee. An individual, person or entity may hold more than one Opt on, subject to such restrictions as are provided herein.


6.                EFFECTIVE DATE AND TERM


                  6.1.     Effective Date

                  The Plan shall become effective as of the date of adoption by the Board, subject to stockholders' approval of the Plan within one year of such effective date by a majority of the votes cast at a duly held meeting of the stockholders of the Corporation at which a quorum representing a majority of all outstanding stock is present, either in person or b proxy, and voting on the matter, or by written consent in accordance with applicable state law and the Certificate of Incorporation and By-Laws of the Corporation and in a manner that satisfies the requirements of Rule 16b-3(b) of the Exchange Act; provided, however, that upon approval of the Plan by the stockholders of the Corporation, all Options granted under the Plan on or after the effective date shall be fully effective as if the stockholders of the Corporation had approved the Plan on the effective date. If the stockholders fail to approve the Plan within one year of such effective date, any Options granted hereunder shall be null, void and of no effect.


                  6.2.     Term

                  The Plan shall terminate on the date 10 years after the effective date.


7.                GRANT OF OPTIONS

                  Subject to the terms and conditions of the Plan, the Committee may, at any time and from time to time prior to the date of termination of the Plan, grant to such eligible individuals, persons or entities as the Committee may determine Options to purchase such number of shares of Stock on such terms and conditions as the Committee may determine, including any terms or conditions which may be necessary to qualify such Options as Incentive Stock Options. Without limi ing the foregoing, the Committee may at any time, with the consent of the Optionee, amend the terms of outstanding Options or issue new Options in exchange for the surrender and cancellation of outstanding Options. The date on which the Committee approves the grant of an Option (or such later date as is specified by the Committee) shall be considered the date on which such Option is granted. The maximum number of shares of Stock subject to Options that can be awarded under the Plan to any individual is 500,000 shares.


8.                LIMITATION ON INCENTIVE STOCK OPTIONS

                  An Option (other than an Option described in Section 1 hereof) shall constitute an Incentive Stock Option only to the extent that the aggregate fair market value (determined at the tim the Option is granted) of the Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under the Plan and all other plans of the Optionee's employer corporation and its parent and subsidiary corporations within the meaning of Section 422(d) of the Code) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which such Options were granted.


9.                OPTION AGREEMENTS

                  All Options granted pursuant to the Plan shall be evidenced by written agreements to be executed by the Corporation and the Optionee, in such form or forms as the Committee shall from time to time determine. Option Agreements covering Options granted from time t time or at the same time need not contain similar provisions; provided, however, that all such Option Agreements shall comply with all terms of the Plan.

10.               OPTION PRICE


                  The purchase price of each share of Stock subject to an Option shall be fixed by the Committee and stated in each Option Agreement. In the case of an Option that is intended to constitute an Incentive Stock Option, the Option Price shall be not less than the greater of par value or 100 percent of the Fair Market Value of a share of the Stock covered by the Option on the date the Option is granted (as determined in good faith by the Committee); provided, however, that in the event the Optionee would otherwise be ineligible to receive an Incentive Stock Option by reason of the provisions of Sections 422(b)(6) and 424(d) of the Code (relating to stock ownership of more than 10 percent), the Option Price of an Option which is intended to be an Incentive Stock Option shall be not less than the greater of par value or 110 percent of the Fair Market Value of a share of the Stock covered by the Option at the time such Option is granted. In the case of an Option not intended to constitute an Incentive Stock Option, the Option Price shall be not less than the greater of par value or 50 percent of the Fair Market Value of a share of the Stock covered by the Option on the date the Option is granted (as determined in good faith by the Committee).


11.               TERM AND EXERCISE OF OPTIONS


                  11.1.    Term

                  Each Option granted under the Plan shall terminate and all rights to purchase shares thereunder shall cease upon the expiration of 10 years from the date such Option is granted, or on such date prior thereto as may be fixed y the Committee and stated in the Option Agreement relating to such Option; provided, however, that in the event the Optionee would otherwise be ineligible to receive an Incentive Stock Option by reason of the provisions of Sections 422(b)(6) and 424(d) of the Code (relating to stock ownership of more than 10 percent), an Option granted to such Optionee which is intended to be an Incentive Stock Option shall in no event be exercisable after the expiration of five years from the date it is granted.


                  11.2.    Option Period and Limitations on Exercise

                  Each Option granted under the Plan shall be exercisable in whole or in part at any time and from time to time over a period commencing on or after the date of grant of the Option and ending upon the expiration or termination of the Option, as the Committee shall determine and set forth in the Option Agreement relating to such Option. Without limitation of the foregoing, the Committee, subject to the terms and conditions of the Plan, may in its sol discretion provide that an Option may not be exercised in whole or in part for any period or periods of time during which such Option is outstanding as the Committee shall determine and set forth in the Option Agreement relating to such Option. Any such limitation on the exercise of an Option contained in any Option Agreement may be rescinded, modified or waived by the Committee, in its sole discretion, at any time and from time to time after the date of grant of such Option. Notwithstanding any other provisions of the Plan, no Option shall be exercisable in whole or in part prior to the date the Plan is approved by the stockholders of the Corporation as provided in Section 6.1 hereof.


                  11.3.    Change in Control

                  In the event of a "Change of Control", al non-vested Options outstanding under the Plan shall become immediately exercisable. For purposes of this Plan, "Change of Control" means:

                  (a) execution by the Corporation of an agreement for the merger of the Corporation into or with another corporation, the result of which would be that the stockholders of the Corporation at the time of execution of such agreement would own less than 49% of the total equity of the corporation surviving the merger; or

                  (b) the sale of assets of the Corporation having an aggregate book value of 40% or more of the total book value of all assets of the Corporation as shown on the then most recent annual audited financial statement of the Corporation; or

                  (c) a change of control of a nature that would be required to be reported in response to Item 5(f) of Schedule 14A of Regulation 14A promulgated under the Exchange Act, provided that, without limitation, such a change of control shall be deemed to have occurred if (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 25% of the Corporation's then outstanding securities; or (ii) during any two (2) year period, individuals who at the beginning of such period constitute the Board of Directors, together with any new directors elected or appointed during the period whose election or appointment resulted from a vacancy on the Board of Directors caused by the retirement, death, or disability of a director and whose election or appointment was approved by a vote of at least two-thirds (2/3rds) of the directors then still in office who were directors at the beginning of the period, cease for any reason to constitute a majority thereof;

and provided further that no such change of control shall be deemed to have occurred if prior to such transaction the full Board of Directors of the Company shall by at least a two-thirds vote have specifically approved such transaction and determined that such transaction does not constitute a Change in Control for purposes of Options granted under the Plan

                  11.4.    Method of Exercise

                  An Option that is exercisable hereunder may be exercised by delivery to the Corporation on any business day, at its principal office addressed to the attention of the Committee, of written notice of exercise, which notice shall specify the number of shares for which the Option is being exercised, a d shall be accompanied by payment in full of the Option Price of the shares for which the Option is being exercised. Payment of the Option Price for the shares of Stock purchased pursuant to the exercise of an Option shall be made, as determined by the Committee and set forth in the Option Agreement pertaining to an Option, (a) in cash or by certified check payable to the order of the Corporation; (b) through the tender to the Corporation of shares of Stock, which shares, if acquired from the Corporation, have been owned for at least six (6) months and which shares shall be valued, for purposes of determining the extent to which the Option Price has been paid thereby, at their Fair Market Value on the date of exercise; or (c) by a combination of the methods described in Sections 11.4(a) and 11.4(b) hereof; provided, however, that the Committee may in its discretion impose and set forth in the Option Agreement pertaining to an Option such limitations or prohibitions on the use of shares of Stock to exercise Options as it deems appropriate. Payment in full of the Option Price need not accompany the written notice of exercise provided the notice directs that the Stock certificate or certificates for the shares for which the Option is exercised be delivered to a licensed broker acceptable to the Corporation as the agent for the individual exercising the Option and, at the time such Stock certificate or certificates are delivered, the broker tenders to the Corporation cash (or cash equivalents acceptable to the Corporation) equal to the Option Price plus the amount (if any) of federal and/or other taxes which the Corporation may, in its judgment, be required to withhold with respect to the exercise of the Option. An attempt to exercise any Option granted hereunder other than as set forth above shall be invalid and of no force and effect. Promptly after the exercise of an Option and the payment in full of the Option Price of the shares of Stock covered thereby, the individual exercising the Option shall be entitled to the issuance of a Stock certificate or certificates evidencing such individual's ownership of such shares. A separate Stock certificate or certificates shall be issued for any shares purchased pursuant to the exercise of an Option which is an Incentive Stock Option, which certificate or certificates shall not include any shares which were purchased pursuant to the exercise of an Option which is not an Incentive Stock Option. An individual holding or exercising an Option shall have none of the rights of a stockholder until the shares of Stock covered thereby are fully paid and issued to such individual and, except as provided in Section 19 hereof, no adjustment shall be made for dividends or other rights for which the record date is prior to the date of such issuance.

12.               TRANSFERABILITY OF OPTIONS


                  12.1.    Transferability of Options

                  Except as provided in Section 12.2, during the lifetime of an
Optionee, only the Optionee (or, in the event of legal incapacity or incompetency, the Optionee's guardian or legal representative) may exercise an Option. Except as provided in Section 12.2, no Option shall be assignable or transferable by the Optionee to whom it is granted, other than by will or the laws of descent and distribution.


                  12.2.    Family Transfers.

                  Subject to the terms of the applicable Option Agreement, an Optionee may transfer all or part of an Option which is not an Incentive Stock Option to (i) any Immediate Family Member, (ii) a trust or trusts for the exclusive benefit of any Immediate Family Member, or (iii) a partnership in which Immediate Family Members are the only partners, provided that (x) there may be no consideration for any such transfer, and (y) subsequent transfers of transferred Options are prohibited except those in accordance with this Section
12.2 or by will or the laws of descent and distribution. Following transfer, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of
Section 12.2 hereof the term "Optionee" shall be deemed to refer the transferee. The events of termination of the Service Relationship of Sections 13 and 14 hereof shall continue to be applied with respect to the original Optionee, following which the Option shall be exercisable by the transferee only to the extent, and for the periods specified in Section 11.2.


13.               TERMINATION OF SERVICE RELATIONSHIP

                  The Committee may provide, by inclusion of appropriate language in any Option Agreement, that an Optionee may (subject to the general limitations on exercise set forth in Section 11.2 hereof), in the event of termination of employment or other relationship of the Optionee wit the Corporation or a Subsidiary, exercise an Option, in whole or in part, at any time subsequent to such termination of employment or other relationship and prior to termination of the Option pursuant to Section 11.1 hereof, either subject to or without regard to any installment limitation on exercise imposed pursuant to Section 11.2 hereof, as the Committee, in its sole and absolute discretion, shall determine and set forth in the Option Agreement. Whether a leave of absence or leave on military or government service shall constitute a termination of employment or other relationship for purposes of the Plan shall be determined by the Committee, which determination shall be final and conclusive. For purposes of the Plan, a termination of employment or other relationship with the Corporation or a Subsidiary shall not be deemed to occur if the Optionee is immediately thereafter employed or commences a relationship with the Corporation or any other Subsidiary.


14.               RIGHTS IN THE EVENT OF DEATH OR DISABILITY


                  14.1.    Death

                  If an Optionee dies while employed by, or in a service relationship with, the Corporation or a Subsidiary or within the period following the termination of employment or other relationship during which the Option is exercisable under Section 13 or 14.2 hereof, the executors, administrators, legatees or distributees of such Optionee's estate shall have the right (subject to the general limitations on exercise set forth in Section
11.2 hereof), at any time within one year after the date of such Optionee's death and prior to termination of the Option pursuant to Section 11.1 hereof, to exercise any Option held by such Optionee at the date of such Optionee's death, to the extent such Option was exercisable immediately prior to such Optionee's death; provided, however, that the Committee may provide by inclusion of appropriate language in any Option Agreement that, in the event of the death of an Optionee, the executors, administrators, legatees or distributees of such Optionee's estate may exercise an Option (subject to the general limitations on exercise set forth in Section 11.2 hereof), in whole or in part, at any time subsequent to such Optionee's death and prior to termination of the Option pursuant to Section 11.1 hereof, either subject to or without regard to any installment limitation on exercise imposed pursuant to Section 11.2 hereof, as the Committee, in its sole and absolute discretion, shall determine and set forth in the Option Agreement.


                  14.2.    Disability

                  If an Optionee terminates employment or other relationship with the Corporation or a Subsidiary by reason of the "permanent and total disability" (within the meaning of Section 22(e) (3) of the Code) of such Optionee, then such Optionee shall have the right (subject to the general limitations on exercise set forth in Section 11.2 hereof), at any time within one year after such termination of employment or other relationship and prior to termination of the Option pursu nt to Section 11.1 hereof, to exercise, in whole or in part, any Option held by such Optionee at the date of such termination of employment or other relationship, to the extent such Option was exercisable immediately prior to such termination of employment or other relationship; provided, however, that the Committee may provide, by inclusion of appropriate language in any Option Agreement, that an Optionee may (subject to the general limitations on exercise set forth in Section 11.2 hereof), in the event of the termination of employment or other relationship of the Optionee with the Corporation or a Subsidiary by reason of the "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such

Optionee, exercisean Option, in whole or in part, at any time subsequent to such termination of employment and prior to termination of the Option pursuant to
Section 11.1 hereof, either subject to or without regard to any installment limitation on exercise imposed pursuant to Section 11.2 hereof, as the Committee, in its sole and absolute discretion, shall determine and set forth in the Option Agreement. Whether a termination of employment is to be considered by reason of "permanent and total disability" for purposes of the Plan shall be determined by the Committee, which determination shall be final and conclusive.


15.               USE OF PROCEEDS

                  The proceeds received by the Corporation from the sale of Stock pursuant to Options granted under the Plan shall constitute general funds of the Corporation.


16.               SECURITIES LAWS

                  The Corporation shall not be required to sell or issue any shares of Stock under any Option if the sale or issuance of such shares would constitute a violation by the individual exercising the Option or by the Corporation of any provisions of any law or regulation of any governmental authority, including, without limitation, any federal or state securities laws or regulations. If at any time the Corporation shall determine, in its discretion, th t the listing, registration or qualification of any shares subject to the Option upon any securities exchange or under any state or federal law, or the consent of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares, the Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Corporation, and any delay caused thereby shall in no way affect the date of termination of the Option. Specifically in connection with the Securities Act, upon exercise of any Option, unless a registration statement under the Securities Act is in effect with respect to the shares of Stock covered by such Option, the Corporation shall not be required to sell or issue such shares unless the Corporation has received evidence satisfactory to the Corporation that the Optionee may acquire such shares pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Corporation shall be final and conclusive. The Corporation may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Corporation shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable unless and until the shares of Stock covered by such Option are registered or are subject to an available exemption from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.


17.               EXCHANGE ACT: RULE 16B-3


                  17.1.    General

                  The Plan is intended to comply with Rule 16b-3 ("Rule 16b-3") (and any successor thereto) under the Exchange Act. Any provision inconsistent with Rule 16b-3 shall, to the extent permitted by law and determined to be advisable by the Committee (constituted in accordance with Section 17.2 hereof), be inoperative and void.


                  17.2.    Compensation Committee

                  The Committee appointed in accordance with Section 3.2 hereof shall consist of not fewer than two members of the Board each of whom sh ll qualify (at the time of appointment to the Committee and during all periods of service on the Committee) in all respects as a "non-employee director" as defined in Rule 16b-3.


                  17.3.    Restriction on Transfer of Stock

                  No director, officer or other "insider" of the Corporation subject to Section 16 of the Exchange Act shall be permitted to sell Stock (which such "insider" had received upon exercise of an Option) during the six months immediately following the grant of such Option.


18.               AMENDMENT AND TERMINATION

                  The Board may, at any time and from time to time, amend, suspend or terminate the Plan as to any shares of Stock as to which Options have not been granted; provided, however, any amendment or alteration to the Plan s all be subject to the approval of the Company's stockholders not later than the annual meeting next following such Board action if such stockholder approval is required by any federal or state law or regulation (including, without limitation, Code Section 162(m)) or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to stockholders for approval.

                  Except as permitted under Section 19 hereof, no amendment, suspension or termination of the Plan shall, without the consent of the Optionee, alter or impair rights or obligations under any Option theretofore granted under the Plan.


19.               EFFECT OF CHANGES IN CAPITALIZATION


                  19.1     Changes in Stock

                  If the number of outstanding shares of Stock is increased or decreased or changed into or exchanged for a different number or kind of shares or other ecurities of the Corporation by reason of any recapitalization, reclassification, stock split-up, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Corporation, occurring after the effective date of the Plan, a proportionate and appropriate adjustment shall be made by the Corporation in the number and kind of shares for which Options are outstanding, so that the proportionate interest of the Optionee immediately following such event shall, to the extent practicable, be the same as immediately prior to such event. Any such adjustment in outstanding Options shall not change the aggregate Option Price payable with respect to shares subject to the unexercised portion of the Option outstanding but shall include a corresponding proportionate adjustment in the Option Price per share.


                  19.2.    Reorganization With Corporation Surviving

                  Subject to Section 19.3 here f, if the Corporation shall be the surviving entity in any reorganization, merger or consolidation of the Corporation with one or more other entities, any Option theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Option would have been entitled immediately following such reorganization, merger or consolidation, with a corresponding proportionate adjustment of the Option Price per share so that the aggregate Option Price thereafter shall be the same as the aggregate Option Price of the shares remaining subject to the Option immediately prior to such reorganization, merger or consolidation.


                  19.3.    Other Reorganizations; Sale of Assets or Stock

                  Upon the dissolution or liquidation of the Corporation, or upon a merger, consolidation or reorganization of the Corporation with one or more other entities in which the Corporation is not the surviving entity, or upon a sale of substantially all of the assets of he Corporation to another entity, or upon any transaction (including, without limitation, a merger or reorganization in which the Corporation is the surviving entity) approved by the Board that results in any person or entity (other than persons who are holders of stock of the Corporation at the time the Plan is approved by the Stockholders and other than an Affiliate) owning 51 percent or more of the combined voting power of all classes of stock of the Corporation, the Plan and all Options outstanding hereunder shall continue and/or be assumed, or there shall be a substitution for such Options of new options covering the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and exercise prices, in which event the Plan and Options theretofore granted shall continue in the manner and under the terms so provided. The Committee shall send written notice of an event covered by this Section not later than the time at which the Corporation gives notice thereof to its stockholders.


                  19.4.    Adjustments

                  Adjustments  under  this  Section  19  relating  to  stock  or securities of the Corporation shall be made by the Committee, whose determination in that respect shall be final and conclusive. No fractional shares of Stock or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit.


                  19.5.    No Limitations on Corporation

                  The grant of an Option pursuant to the Plan shall not affect or limit in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.


20.               WITHHOLDING

         The Corporation or a Subsidiary may be obligated to withhold federal and local income taxes and Social Security taxes to the extent that an Optionee realizes ordinary income in connection with the exercise of an Option. The Corporation or a Subsidiary may withhold amounts needed to cover such taxes from payments otherwise due and owing to an Optionee, and upon demand the Optionee will promptly pay to the Corporation or a Subsidiary having such obligation any additional amounts as may be necessary to satisfy such withholding tax obligation. Such payment shall be made in cash or cash equivalents.

21.               DISCLAIMER OF RIGHTS

                  No provision in the Plan or in any Option granted or Option Agreement entered into pursuant to the Plan shall be construed to confer upon any individual the right to remain in the employ of the Corporation or any Subsidiary, or to interfere in any way with the right and authority of the Corporation or any Subsidiary either to increase or decrease the compensation of any individual at any time, or to terminate any employment or other relationship between any individual and the Corpor tion or any Subsidiary. The obligation of the Corporation to pay any benefits pursuant to the Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Corporation to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any participant or beneficiary under the terms of the Plan.


22.               NONEXCLUSIVITY

                  Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Corporation for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compe sation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of stock options otherwise than under the Plan.


23.               NONCOMPETITION

         The Corporation may retain the right in an Option Agreement to cause a forfeiture of the shares or gain realized by an Optionee on account of the Optionee taking actions in "competition with the Corporation," as defined in the applicable Option Agreement. Furthermore, the Corporation may, in the Option
Agreement, retain the right to annul the grant of an Option or to cause a forfeiture of the shares or gain realized by an Optionee if the holder of such grant was an employee of the Corporation or a Subsidiary and is terminated "for cause," as defined in the applicable Option Agreement.

24.               GOVERNING LAW

                  This Plan and all Options to be granted hereunder shall be governed by the laws of the State of Delaware (but not including the choice of law rules thereof).

                  The Plan was duly adopted and approved by the Board on October 14, 1997 and was duly approved by the stockholders of the Corporation on _______ ____, 1997.








                                                       ______________________
                                                       Secretary